Note 3 - Current Projects	12 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Equity Method Investments and Joint Ventures Disclosure [Text Block]
Note 3 — Current Projects

Synthesis Energy Systems (Zao Zhuang) New Gas Company Ltd.
(“ZZ Joint Venture”)

In July 2006, we entered into a cooperative joint venture contract Xuecheng Energy which established the ZZ Joint Venture, a joint venture company that has the primary purposes of:

•	developing, constructing and operating a syngas production plant utilizing SGT in Zao Zhuang City, Shandong Province, China and

•	producing and selling syngas and the various byproducts of the plant.

We initially owned 97.6% of the ZZ Joint Venture and Xuecheng Energy owned the remaining 2.4%. In June 2015, we entered into a Share Purchase and Investment Agreement (the “SPA”) with Rui Feng Enterprises Limited (“Rui Feng”), whereby Rui Feng will acquire a controlling interest in Synthesis Energy Systems Investments Inc. (“SESI”), and a wholly owned subsidiary, which owns our interest in the ZZ Joint Venture.  Under the terms of the SPA, SESI originally agreed to sell an approximately 61% equity interest to Rui Feng in exchange for $10 million.  This amount was to be paid in four installments through December 2016, with the first installment of approximately $1.6 million paid on June 26, 2015.

Rui Feng’s second installment payment was due in December 2015 and the third installment was due on May 1, 2016, and neither of these installment payments has been made. With the restructuring of the ZZ Joint Venture discussed below, we do not anticipate that Rui Feng will make any additional installment payments under the SPA. If Rui Feng does not make the required installment payments, we would be entitled to terminate the agreement and Rui Feng would lose future rights to acquire additional interest in SESI and additional positions on the board of SESI.

Because Rui Feng has not made additional installment payments, as of September 30, 2016, we owned approximately 88.1% of the ZZ Joint Venture as of September 30, 2016.

ZZ Joint Venture Debt Agreements

In October 2014, the ZZ Joint Venture entered into a working capital loan agreement (the “ZZ Working Capital Loan”) with Zaozhuang Bank Co., Ltd. (“ZZ Bank”), and received approximately $3.3 million of loan proceeds, with a maturity of September 23, 2015. In September 2015, the Company refinanced the ZZ Working Capital Loan through August 2016 for approximately $3.1 million. This amount was refinanced again in August 2016 through November 2016.

In October 2014, the ZZ Joint Venture entered two lines of credit with the ZZ Bank for a total of $3.3 million (collectively, the “ZZ Line of Credit Agreement”). In April 2015, the Company repaid the ZZ Line of Credit Agreement and renewed the agreement for $3.3 million under the same terms for an additional six months. In November 2015, the Company repaid $3.3 million of the ZZ Line of Credit Agreement, and refinanced the ZZ Line of Credit Agreement with the ZZ Bank for $3.9 million which matures in November 2016.

Agreement with Xuecheng Energy

In August 2016, we
announced that we and Xuecheng Energy entered into a definitive agreement to restructure the ZZ Joint Venture. The definitive agreement took full effect when the registration with the government was completed on October 31, 2016. We retained an approximate nine percent ownership in the ZZ Joint Venture, and Xuecheng Energy has agreed to assume all outstanding liabilities of the ZZ Joint Venture, including payables related to the Cooperation Agreement with Xuecheng Energy signed in 2013. During the second quarter of fiscal 2017, we will deconsolidate the ZZ Joint Venture and will account for our investment under the cost method (See Note 4).

Yima Joint Ventures

In August 2009, we entered into amended joint venture contracts with the Yima Coal Industry Group Company (“Yima”), replacing the prior joint venture contracts entered into in October 2008 and April 2009. The joint ventures were formed for each of the gasification, methanol/methanol protein production, and utility island components of the plant (collectively the “Yima Joint Ventures”). The amended joint venture contracts provide that:

•	We and Yima contribute equity of 25% and 75%, respectively, to the Yima Joint Ventures;

•	Yima will guarantee the repayment of loans from third party lenders for 50% of the project’s cost and, if debt financing is not available, Yima is obligated to provide debt financing via shareholder loans to the project until the project is able to secure third-party debt financing; and

•	Yima will supply coal to the project from a mine located in close proximity to the project at a preferential price.

We own a 25% interest in each joint venture and Yima owns a 75% interest. Notwithstanding this, in connection with an expansion of the project, we have the option to contribute a greater percentage of capital for the expansion, such that as a result, we could expand through contributions, at our election, up to a 49% ownership interest in the Yima Joint Ventures.

The remaining capital for the project has been funded with project debt obtained by the Yima Joint Ventures. Yima agreed to guarantee the project debt in order to secure debt financing from domestic Chinese banking sources. We have agreed to pledge to Yima our ownership interests in the joint ventures as security for our obligations under any project guarantee. In the event that the necessary additional debt financing is not obtained, Yima has agreed to provide a loan to the joint ventures to satisfy the remaining capital needs of the project with terms comparable to current market rates at the time of the loan.

Under the terms of the joint venture agreements, the Yima Joint Ventures are to be governed by a board of directors consisting of eight directors, two of whom were appointed by us and six of whom were appointed by Yima. The joint ventures also have officers that are nominated by us, Yima and/or the board of directors pursuant to the terms of the joint venture contracts. We and Yima shall share the profits, and bear the risks and losses, of the joint ventures in proportion to our respective ownership interests. The term of the joint venture shall commence upon each joint venture company obtaining its business operating license and shall end 30 years after commercial operation of the plant.

We believe there is a consistent pattern of the Yima Joint Venture management not demonstrating an understanding of the methanol facility operations and not sourcing available expertise in China to improve the overall operations. We have witnessed operation of the gasifier systems at Yima with design and operating parameter deviations from our existing technology recommendations. We continue to experience a limited ability to influence the Yima Joint Ventures’ operating performance.

As a result of the issues noted above, Yima restructured the management of the Yima Joint Ventures under the direction of the Henan Coal Gasification Company (“Henan”), which is an affiliated company reporting directly to Henan Coal and Energy Group Companies . The ownership of the Yima Joint Ventures is unchanged. Henan currently has full authority of day to day operational and personnel decisions at the Yima Joint Venture.

Since 2014, we have accounted for this joint venture under the cost method of accounting.  Our conclusion to account for this joint venture under this methodology is based upon our lack of significant influence in the Yima Joint Venture. The lack of significant influence is determined based upon our interactions with the Yima Joint Ventures related to the start-up and operations and due to various other circumstances including limited participation in operating and financial policymaking processes and our limited ability to influence decisions which contribute to the financial success of the Yima Joint Ventures.

Current Yima Operating Description

Despite initiating methanol production in December 2012, the Yima Joint Ventures’ plant continued its construction through the beginning of 2016. In March 2016, the Yima Joint Ventures completed the required performance testing of the SGT systems and successfully issued its Performance Test Certificate. Because of the extended construction period, the plant recently faced increasing regulatory scrutiny from the environmental and safety bureaus.

In June 2016, the local environmental bureau requested that the plant temporarily halt operations to address certain issues identified by the environmental bureau. After the plant shut down operations, the Yima plant experienced an accident during maintenance activities that were unrelated to the gasification units. The Yima Joint Ventures have been working with both the environmental and safety bureaus and anticipate returning to operations during the second quarter of our fiscal year 2017.

In 2009, the project was approved as three separate joint ventures. The approval for the original joint ventures was for the production of methanol protein, and methanol by-product. This has impacted the ability of the plant to sell pure methanol on the open market and has been an impediment to receive the permanent safety operating permit.

To resolve these issues, during the quarter ended June 30, 2016, the Yima Joint Ventures commenced an organizational restructuring to better streamline the operations of the Joint Ventures. This restructuring effort was a multi-step process, including first obtaining the operating license to sell methanol by combining the three joint ventures into a single operating entity, and finally obtaining the permanent safety and environmental permits. The Yima Joint Ventures received the operating permit on July 28, 2016, and have made continued progress in completing the remaining items.

The Yima Joint Ventures also are experiencing certain liquidity concerns with a series of third party bank notes due prior to the end of December 2016. Yima, the 75% shareholder of the Yima Joint Ventures, has been routinely providing liquidity to the Yima Joint Ventures in the form of shareholder loans. Also, the Yima Joint Ventures are currently in discussion with the impacted third party lenders to seek extensions, refinancing or other alternative arrangements to avoid a default by the Yima Joint Ventures. While we believe Yima will continue to provide additional liquidity to the Yima Joint Ventures until the project is operating and producing income, we can make no assurances that Yima will continue to do this or on the outcome of the above mentioned negotiations.

Because of the situations detailed above, our management evaluated the current conditions of the Yima Joint Ventures to determine whether an other than temporary decrease in value had occurred for the year ended June 30, 2016. Management determined that the decrease in value due to the shutdown and liquidity situation are other than temporary in nature and therefore management conducted an impairment analysis utilizing a discounted cash flow fair market valuation with the assistance of a third party valuation expert. In this valuation, significant unobservable inputs were used to calculate the fair value of the investment. The valuation led to the conclusion that the investment in the Yima Joint Ventures was impaired as of June 30, 2016, and accordingly, we recorded an $8.6 million impairment for the fiscal year ended June 30, 2016. The carrying value of our Yima investment was approximately $26.2 million as of June 30, 2016 as compared to $34.8 million as of June 30, 2015. We continue to monitor the Yima Joint Ventures and could take an additional impairment in the future if operating conditions do not meet our current expectations, or if the liquidity situation worsens.

Tianwo-SES Clean Energy Technologies Limited (the “Tianwo-SES Joint Venture”)

Joint Venture Contract

In February 2014, SES Asia Technologies Limited, one of our wholly owned subsidiaries, entered into a Joint Venture Contract (the “JV Contract”) with Zhangjiagang Chemical Machinery Co., Ltd., which subsequently changed its legal name to Suzhou Thvow Technology Co. Ltd. (“STT”), to form the Tianwo-SES Joint Venture. The purpose of the Tianwo-SES Joint Venture is to establish the Company’s gasification technology as the leading gasification technology in the Tianwo-SES Joint Venture territory (which is China, Indonesia, the Philippines, Vietnam, Mongolia and Malaysia) by becoming a leading provider of proprietary equipment and engineering services for the technology. The scope of the Tianwo-SES Joint Venture is to market and license our gasification technology via project sublicenses; procurement and sale of proprietary equipment and services; coal testing; and engineering, procurement and research and development related to the technology. STT contributed 53.8 million yuan in April 2014 and was required to contribute an additional 46.2 million yuan within two years of such date for a total contribution of 100 million yuan (approximately $15.1 million) in cash to the Tianwo-SES Joint Venture, and owns 65% of the Tianwo-SES Joint Venture.

We have contributed an exclusive license to use of its technology in the Tianwo-SES Joint Venture territory pursuant to the terms of a Technology Usage and Contribution Agreement (the “TUCA”) entered into among the Tianwo-SES Joint Venture, STT and us on the same date and further described in more detail below. We own 35% of the Tianwo-SES Joint Venture. Under the JV Contract, neither party may transfer their interests in the Tianwo-SES Joint Venture without first offering such interests to the other party.

The JV Contract also includes a non-competition provision which requires that the Tianwo-SES Joint Venture be the exclusive legal entity within the Tianwo-SES Joint Venture territory for the marketing and sale of any gasification technology or related equipment that utilizes low quality coal feedstock. Notwithstanding this, STT has the right to manufacture and sell gasification equipment outside the scope of the Tianwo-SES Joint Venture within the Tianwo-SES Joint Venture territory. In addition, we have the right to develop and invest equity in projects outside of the Tianwo-SES Joint Venture within the Tianwo-SES Joint Venture territory. After the termination of the Tianwo-SES Joint Venture, STT must obtain written consent from us to market development of any gasification technology that utilizes low quality coal feedstock in the Tianwo-SES Joint Venture territory.

The JV Contract may be terminated upon, among other things: (i) a material breach of the JV Contract which is not cured, (ii) a violation of the TUCA, (iii) the failure to obtain positive net income within 24 months of establishing the Tianwo-SES Joint Venture or (iv) mutual agreement of the parties.

TUCA

Pursuant to the TUCA, we have contributed to the Tianwo-SES Joint Venture the exclusive right to our gasification technology in the Tianwo-SES Joint Venture territory, including the right to: (i) grant site specific project sub-licenses to third parties; (ii) use our marks for proprietary equipment and services; (iii) engineer and/or design processes that utilize our technology or our other intellectual property; (iv) provide engineering and design services for joint venture projects and (v) take over the development of projects in the Tianwo-SES Joint Venture territory that have previously been developed by us and our affiliates.

The Tianwo-SES Joint Venture will be the exclusive operational entity for business relating to our technology in the Tianwo-SES Joint Venture territory. If the Tianwo-SES Joint Venture loses exclusivity due to a breach by us, STT is to be compensated for direct losses and all lost project profits. We will also provide training for technical personnel of the Tianwo-SES Joint Venture through the second anniversary of the establishment of the Tianwo-SES Joint Venture. We will also provide a review of engineering works for the Tianwo-SES Joint Venture. If modifications are suggested by us and not made, the Tianwo-SES Joint Venture bears the liability resulting from such failure. If we suggest modifications and there is still liability resulting from the engineering work, it is our liability.

Any party making, whether patentable or not, improvements relating to our technology after the establishment of the Tianwo-SES Joint Venture, grants to the other party an irrevocable, non-exclusive, royalty free right to use or license such improvements and agrees to make such improvements available to us free of charge. All such improvements shall become part of our technology and both parties shall have the same rights, licenses and obligations with respect to the improvement as contemplated by the TUCA.

The Tianwo-SES Joint Venture is required to establish an Intellectual Property Committee, with two representatives from the Tianwo-SES Joint Venture and two from SES This Committee shall review all improvements and protection measures and recommend actions to be taken by the Tianwo-SES Joint Venture in furtherance thereof. Notwithstanding this, each party is entitled to take actions on its own to protect intellectual property rights. As of June 30, 2016 that committee was still yet to be formed.

Any breach of or default under the TUCA which is not cured on notice entitles the non-breaching party to terminate. The Tianwo-SES Joint Venture indemnifies us for misuse of our technology or infringement of our technology upon rights of any third party.

Current relationship with STT

The second capital contribution from STT of 46.2 million yuan (approximately $7.0 million) was not paid in April 2016 as required by our initial JV Contract and currently remains outstanding. We notified STT in writing to determine the status of the payment, and other contractual breaches related to the TUCA, and the JV Contract, and have continued to follow up on this issue. Should the payment or the other breaches of the TUCA not be cured, we will consider any and all legal actions to resolve these issues.

Tianwo-SES Joint Venture unaudited financial data

The following table presents summarized financial information for the Tianwo-SES Joint Venture (in thousands):

Income Statement data:	Year Ended June 30, 2016	Year Ended June 30, 2015
Revenue	$10,247	$8,161
Operating loss	(2,118)	(2,491)
Net loss	(1,473)	(2,045)

Balance sheet data:	As of June 30, 2016	As of June 30, 2015
Current assets	$9,856	$15,398
Noncurrent assets	7,366	8,120
Current liabilities	4,719	8,434
Noncurrent liabilities	—	—
Equity	12,503	15,084

Tianwo-SES Joint Venture is accounted for under the equity method. The Company’s capital contribution in the formation of the venture was the TUCA, which is an intangible asset. As such, the Company did not record a carrying value at the inception of the venture. Under the equity method of accounting, losses in the venture are not recorded if the losses cause the carrying value to be negative and there is no requirement of the Company to contribute additional capital.

As the Company is not required to contribute additional capital, the Company is not recognizing losses in the venture, as this would cause the carrying value to be negative. Had the Company recognized its share of the losses related to the venture, the Company would have recognized losses of approximately $0.5 million and $0.7 million for the years ended June 30, 2016 and 2015, respectively.

CESI-SES Investment Platforms

In March 2016, we entered a strategic Joint Project Development and Investment Agreement with China Environment State Investment Co., Ltd. (“CESI”). CESI is a state-owned enterprise established in Beijing under the China Ministry of Environmental Protection that is charged with, and funded to, develop and invest in the energy conservation and environmental protection industry. We and CESI have agreed to develop, jointly invest, and build a total of no less than 20 projects using our gasification technology over the next five years. Further, we and CESI are targeting to bring a minimum of two projects through development within 12 months. Equity in the projects for investment by us and CESI is expected to be owned 51% by CESI, and 49% by us through our wholly owned Hong Kong subsidiary, SES Clean Energy Investment Holdings Limited. We and CESI have initially identified a pipeline of potential projects.

In July 2016, CESI’s upper management changed related to a restructuring agreement and the entrance of a new shareholders. This restructuring agreement resulted in a change in CESI’s upper management. We have been in contact with the new management team and we have been told that CESI will evaluate the economics of the projects discussed above and will make its decision to continue in the projects based upon their views of the projects’ economics. If CESI were to not continue to participate in these projects, it could cause delays as we seek replacement partners and alternative funding sources. We can provide no assurances as to the level of involvement which CESI will have in the projects in the future but we believe that we will be able to find a replacement partner should CESI decide to not participate.

Dongying Projects

In May 2016, we announced the first of our projects on the platform discussed above. The project will use SGT to produce lower-cost hydrogen in the Lijin County Binhai New District industrial park in Dongying, Shandong Province. The build-out consists of three projects completed in phases with an estimated preliminary total investment to be approximately 2 billion yuan ($301.6 million). In June 2016, the Company signed an investment and cooperation agreement with Shandong Dongying Hekou District Government. The project will use SGT to produce lower-cost hydrogen needed for clean fuels production by refineries at the Hekou Blue Economy Industrial Park Project in Dongying City, Shandong Province. The build-out consists of multiple phases with an estimated preliminary total investment to be approximately 550 million yuan ($83.0 million).